UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON,  D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  January  31,  2001
                                                         ------------------

                      BUSINESSWAY INTERNATIONAL CORPORATION
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

Florida                              000-27097                        980215778
------------------------------     ------------                       ---------
(State  or  other  jurisdiction     (Commission                  (IRS  Employer
of  incorporation)                  File  Number)          Identification  No.)

117  Gun  Avenue,  Pointe-Claire,  Quebec,  Canada     H9R  3X2
--------------------------------------------------     --------
(Address  of  principal  executive  offices)         (Zip Code)

Registrant's  telephone  number,  including  area  code  (514)  693-0877
                                                         ---------------

GlobalNetCare, Inc.  65 Brunswick, #204 Dollard des Ormeaux,
Quebec, Canada H9B 2N4
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  applicable.

ITEM  5.     OTHER  EVENTS

The Corporation has changed its name from "GlobalNetCare, Inc." to "Businessway International Corporation", effective January 31, 2001. The name change took effect at the opening for trading on the OTC Bulletin Board on Thursday, February 8, 2001 under the new stock symbol "BITL". The Corporation's new CUSIP number is .12329Y 10 4.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

Not  applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BUSINESSWAY  INTERNATIONAL  CORPORATION


Date:  February 21, 2001                 /s/ Harvey Lalach
                                         Harvey  Lalach,
                                         Vice-President, Administration